UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 22, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                0-18292                          51-2152284
       (Commission File Number)       (IRS Employer Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415
           ATLANTA, GEORGIA                        30338
     (principal executive offices)               (Zip Code)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  5.02.     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS.

     Effective July 22, 2005, Benjamin F. Holcomb's employment as the President and Chief Operating Officer of Charys Holding Company, Inc. (the "Registrant") was terminated.

     As of the date of this Current Report, the Registrant has not yet appointed a new President or Chief Operating Officer. Upon occurrence of such corporate events, the Registrant will promptly file a current report on Form 8-K with the SEC to report the changes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 26, 2005.                   CHARYS HOLDING COMPANY, INC.


                                        By /s/ Billy V. Ray, Jr.
                                           -------------------------------------
                                           Billy V. Ray, Jr., Chief Executive
                                           Officer


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